                                 [GRAPHIC]

                                 Smith Barney
                                 Premium Total
                                 Return Fund

                                 -----------------
                       [GRAPHIC] ANNUAL REPORT
                                 -----------------

                                 December 31, 1998

                                 Smith Barney Mutual Funds
                          [LOGO] Investing for your future.
                                 Every day(R).

The Smith Barney Premium
Total Return Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Smith Barney Premium Total Return Fund ("Fund") seeks total return consisting of long-term capital appreciation and income by investing primarily in a diversified portfolio of dividend-paying common stocks.

Smith Barney Premium Total Return Fund Average Annual Total Returns Ended December 31, 1998

                                             Without Sales Charges(1)
                               -------------------------------------------------
                               Class A      Class B      Class L      Class O(2)
================================================================================
One-Year                         6.20%        5.64%         N/A           5.69%
--------------------------------------------------------------------------------
Five-Year                       15.23        14.66          N/A          14.70
--------------------------------------------------------------------------------
Ten-Year                          N/A        14.37          N/A            N/A
--------------------------------------------------------------------------------
Since Inception++               14.89        13.60         0.36%+        14.51
================================================================================

                                              With Sales Charges(3)
                               -------------------------------------------------
                               Class A      Class B      Class L      Class O(2)
================================================================================
One-Year                         0.88%        0.84%         N/A          4.73%
--------------------------------------------------------------------------------
Five-Year                       14.05        14.54          N/A         14.70
--------------------------------------------------------------------------------
Ten-Year                          N/A        14.37          N/A           N/A
--------------------------------------------------------------------------------
Since Inception++               13.94        13.60        (1.55)%+      14.51
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.
(2)   On June 12, 1998, Class C shares were renamed Class O shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++ Inception dates for Class A, B, L and O shares are November 6, 1992, September 16, 1985, June 15, 1998 and June 1, 1993, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

The Fund underperformed in 1998 versus the popular broad market stock index, the S&P 500 Index. The problem was not one of what was owned in the Fund's portfolio but one of what was not owned. Large-capitalization growth stocks (i.e., primarily technology companies) dominated market performance in 1998 and a handful of such stocks drove the market. The Fund's portfolio, for the most part, did not own these names that drove the market because they could not be bought under our value investment disciplines.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------
                        Class A                      SOPAX
                        Class B                      SOPTX
                        Class L                      SBPLX
                        Class O                      SPTCX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter ..........................................................1

Historical Performance.......................................................6

Smith Barney Premium Total Return Fund at a Glance ..........................9

Schedule of Investments ....................................................10

Statement of Assets and Liabilities ........................................17

Statement of Operations.....................................................18

Statements of Changes in Net Assets.........................................19

Notes to Financial Statements ..............................................20

Financial Highlights .......................................................26

Independent Auditors' Report................................................31

Tax Information.............................................................32

Additional Shareholder Information..........................................33

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]                       [PHOTO]

HEATH B.                      HARRY J.
MCLENDON                      ROSENBLUTH

Chairman                      Investment Officer

Dear Shareholder:

We are pleased to present the annual report for the Smith Barney Premium Total Return Fund ("Fund") for the year ended December 31, 1998. In this report we discuss stock market conditions and review our investment strategy during the reporting period. A more detailed summary of performance and current holdings can be found in the appropriate sections that follow. We hope you find this report to be informative and useful.

A Classic Investor Series Fund

The Premium Total Return Fund is part of the Classic Investor Series of Smith Barney Mutual Funds. The Classic Investor Series funds are mutual funds whose investment decisions are determined by experienced portfolio managers based on each fund's investment objectives and guidelines. Funds in the Smith Barney Classic Investor Series invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Performance Overview

For the year ended December 31, 1998, the Fund had a total return of 6.20% for its Class A shares, without sales charges. During this time the U.S. stock market, as measured by the Standard & Poor's 500 Composite Stock Index ("S&P 500"), had a total return of 28.72%. Additional performance information regarding the Fund's other share classes can be found on page six.

Investment Strategy

The Fund's main investment objective is to provide investors with long-term total return by investing primarily in dividend-paying stocks. Our goal is to give people exposure to the stock market--with less risk to principal than if they had invested in the stock market on their own. We believe the best way to accumulate and build wealth over time is to compound absolute returns, participate in rising markets and protect capital in extended market declines.

We are "bottom up" investors meaning that we look for undervalued stocks and select them one at a time based on each stock's individual investment characteristics. In our view, the best way to find these undervalued stocks is through a bottom-up approach combining qualitative and quantitative techniques. Our starting point is always individual stocks, never "big picture" economic forecasting.

The stock selection process for the Smith Barney Premium Total Return Fund remained unchanged during the reporting period. The ideal candidate for inclusion in the portfolio would possess three broadly defined characteristics:

1. Inexpensive valuation (e.g., low price/earnings ratio, price-to-book ratio and price to net asset value).

2. Sound long-term business fundamentals (e.g., high operating returns relative to invested capital, balance sheet strength, a strong competitive position).

3. Positive near-term business momentum (e.g., improving business trends).

The Fund's portfolio reflects a combination of these three elements. First and foremost, the Fund's portfolio exhibits excellent value characteristics--the price paid


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                         1
for a stock is always the primary consideration. In addition, the portfolio's companies display strong business fundamentals and have better than average prospects for improving business conditions.

Risk control is a fundamental element of our overall portfolio strategy and involves several different aspects. Historically, dividend-paying stocks have proven less volatile than the overall stock market. Further focused stock selection should help to further reduce risk. Finally, we will occasionally use options, primarily S&P 500 index calls to reduce total portfolio risk in time of market uncertainty. The hedged position of the Fund's portfolio is based on our analysis of current market conditions.

Because of our continuing concerns with the level of market valuation, market volatility and the sustainability of corporate earnings growth, we maintained a defensive positioning in the Fund throughout 1998. The invested position of the Fund was about 60% as of December 31, 1998. Moreover, the S&P 500 Index call options were sold to reduce market exposure, control portfolio volatility and to take advantage of option price volatility. In addition, cash levels continued at about 9% of total Fund's assets at year-end.

Market Perspective

The S&P 500 ended 1998 on an upbeat note returning 5.8% for the month of December. The S&P 500's fourth quarter return equaled 21.3% while the full year ended with a gain of 28.7%. Though small- capitalization stocks did outperform large-capitalization issues in December (i.e., the Russell 2000 Index returned 6.2% for the month), small stocks ended the year with a total return of negative 2.6%. The performance disparity between large and small stocks, at 31.2% for the year, was the widest ever. In addition, growth style investing continued to outperform value style investing in the fourth quarter and dominated all other investment styles in 1998. (Growth investors are willing to pay more for the future earnings growth. The growth style, therefore, is typified by such things as high P/E multiples. Value investors seek to buy companies at a discount to their intrinsic value.)

Stock market performance over the course of 1998 was very uneven. In fact, market volatility in 1998 was the highest it has been since 1987. Major market indices peaked in July (small-capitalization stocks actually began their slide after peaking in April and by the end of August were down more than 30% from their previous highs) only to be brought crashing back to earth in August as global economic problems began to surface (i.e., Russia's devaluation of the ruble and effective default; continuing economic contraction in Asia; "spillover" problems in Brazil and the rest of Latin America; the near collapse of a major global hedge fund). The Fed-led rescue of a major hedge fund coupled with interest rate cuts in September, October and November (coordinated with rate cuts around the world) provided global liquidity and brought the markets back from the brink and fueled the year-end rally that continues.

As mentioned previously, despite the year-end rally in small-and mid-capitalization stocks, the market was led all year by the "mega-cap" growth stocks, most notably technology stocks. However, as the year wore on, the number of large-capitalization growth stocks driving the market higher became fewer and fewer. For the year, the ten largest stocks in the S&P 500 (which, collectively make up nearly 20% of the Index) were responsible for over 40% of the Index return for the year. The fifty largest companies made up 50% of the Index by year-end and were responsible for nearly 80% of the Index results for the year.

In contrast, as also indicated previously, small capitalization stocks (as measured by the Russell 2000 Index) had a negative return of 2.6% for the year. Small stocks actually made their highs for the year in April. Even with its fourth quarter "snap-back," the Russell 2000 ended the year 14.1% lower than its peak April level. A hard to believe fact is that the median stock in the broad market had a negative return in 1998.


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

Portfolio Transactions*

In addition to the portfolio hedge and because of the market's dynamics throughout the year, the Fund's stock selection decisions, in aggregate, did not add relative value during 1998. The problem in 1998 was not one of what was owned in the Fund's portfolio but one of what was not owned. Large-capitalization growth stocks (primarily technology companies) dominated market performance in 1998. The Fund's portfolio, for the most part, did not own these names because they could not be bought under our strict value investment disciplines. Of the top twenty contributors to the performance of the S&P 500 in 1998, the Fund owned three -- MCI Worldcom, Merck & Co. and Wal-Mart Stores.

Our search for value during the year led to smaller, large-capitalization companies. The weighted-average market capitalization of the Fund portfolio at year-end was $30.1 billion and the median capitalization was $3.5 billion -- truly a large-capitalization fund. The weighted-average market capitalization of the S&P 500, however, was $80.0 billion! The Fund portfolio was consistently allocated, capitalization-wise, throughout the year and at year-end stood at 80% large cap, 15% mid cap and 5% small cap. Again, as we have noted, any investment away from the "biggest of the big" was a negative for investors in 1998.

In spite of the level of market valuations and market volatility, we continue to find new ideas for the Fund's portfolio. Three of the Fund's largest holdings as of June 30, 1998 (Allmerica Financial Corp., Republic New York Corp. and Morgan Stanley Dean Witter Discover & Co.) are no longer top ten positions. They have been replaced in that list by Exel, Ltd., Nestle, SA and Waste Management Inc. In addition, over the second half of the year, the Fund increased its positions in MCI WorldCom (which is now the Fund's largest holding), Loew's Corporation, Bristol-Myers Squibb Co. and Aetna Inc.

The Fund portfolio in place today reflects our best investment ideas. It is built from the bottom-up and every stock that is held is selected based on our disciplined stock selection philosophy that focuses on finding companies that are selling at a discount to intrinsic value, that have sound business fundamentals, and that are experiencing improving business conditions.

The most recent purchases for the Fund include the following:

 . Bankers Trust Corporation (BT), the holding company for Bankers Trust Company,
  BT Alex Brown Inc. (a securities firm), and other subsidiaries in Asia, Australia, Latin America, and the US. The company engages in investment banking, risk management, trading, corporate and institutional finance, loan syndications and international merchant banking.

 . Conoco Inc. (COC), spun off from chemical giant DuPont in 1998, has operations in 40 countries. It explores for petroleum in 15 countries, runs about 6,500 miles of U.S. pipeline, and has four refineries in the U.S., one in the U.K., and interests in four others in the Czech Republic, Germany, and Malaysia; Federated Department Stores (FD), is the largest upscale department store retailer in the U.S.

 . Payless ShoeSource, Inc. (PSS), is the largest shoe retailer in the nation with nearly 4,300 self-service discount stores.

 . PennzEnergy Company (PZE), the oil and gas exploration and production company was formed when Pennzoil, in a major restructuring, separated its exploration and production operations from its automotive businesses (combining the latter with rival Quaker State to form Pennzoil-Quaker State).

----------
* Please note that the Fund's holdings are subject to change.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                         3

 . Universal Corporation (UVV), is the world's largest buyer and processor of leaf tobacco with operations that include selecting, buying, shipping, processing, packing, storing, and financing leaf tobacco in the U.S. and abroad.

 . YPF Sociedad Anonima (YPF), formerly the Argentine state-owned integrated oil company is now privatized. It makes petrochemicals and produces, refines, and markets petroleum throughout South America.

These purchases have been made in a number of different sectors of the market. We believe that each stock has some catalyst that should lead to improved business operating conditions. Each fits our bottom-up stock selection strategy.

Market Outlook

1998 was the most volatile year in the last ten for the domestic stock market. The portfolio hedge was very effective in reducing total Fund volatility and the portfolio was about 40% less volatile than the market (as measured by standard deviation of returns). The cost of the portfolio hedge, however, was investment performance results. Any investment away from the large-capitalization, growth-dominated S&P 500 resulted in lagging results in 1998. In volatile and speculative market environments (such as that which we have seen recently), we believe the Fund cannot keep pace with a market index such as the S&P 500.

The stock market we have all experienced over the past four years is not a "normal" one. During this period, the S&P 500 has compounded in excess of 30% annually. The long-term return for stocks has been about 10% per year. There are strong empirical reasons for this figure. Simply stated, stock prices follow earnings growth, which in turn follow sales growth. An economy growing at 2%-3% per year can generate 6%-8% earnings growth which, when combined with dividends, gets you roughly 10% annually.

The Premium Total Return Fund may be expected to outperform the broad market under normal conditions. In periods of falling stock prices, the highly diversified, defensive orientation of the Fund should serve to protect portfolio results. Only in times of rapid stock price appreciation, marked by speculative frenzy, should it be anticipated that the Fund would underperform on a relative basis.

The U.S. stock market is valued today at never before seen levels. Historically, the market has been priced at a P/E multiple within a range of from 6 times to 26 times. As of year-end 1998, the P/E of the S&P 500 was beyond the upper end of this range. What does this mean for this year's stock market? Will the capitalization and investment style effects that dominated stock market performance in 1998 continue in 1999?

While it is difficult to time the performance of various capitalization segments, we do know that today there exists the widest dispersion ever between the largest 20% of the market and the remaining 80%. This means that value exists not in the mega-cap companies, but in the large-to mid-cap companies. We believe that this valuation spread between the largest and smaller stocks is unsustainable over the long term. Also, at the risk of stating the obvious, it is always difficult to predict when particular styles of investing will fall in and out of favor. We believe that value investing has been a winning strategy over the long term. Therefore, while it is certainly possible that 1999 may be a year in which growth again beats value, we will adhere to our discipline of buying what we believe are undervalued securities with prospects for appreciation.

The S&P 500 after-tax return on equity today stands at 18%, 40% higher than the previous peak in 1962. This figure is driven primarily by the technology companies in the Index (e.g. Microsoft, Lucent, et. al.). We are not believers in a permanent prosperity. Capitalism is dynamic. We believe these high returns to be a temporary, cyclical phenomena. We believe the riskiest segment of this market is large-capitalization growth stocks, selling at anywhere from 35 to 70 times earnings.

For value investing to be "dead," an investor has to believe that the richly valued growth stocks that drove market performance in 1998 can universally sustain


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders
double-digit sales and earnings growth well into the next decade and that the interest rate environment will remain benign for years to come. We believe that the probability of this happening is close to zero. Some of the darlings of 1998 might successfully navigate their way through the uncertain times ahead and continue to reward their shareholders, but many may disappoint. Given their lofty current valuations, their fall from grace is apt to be very painful for investors. We believe it is far more prudent to invest in those companies that are sensibly priced, possess a strong business franchise and are taking the necessary steps to enhance their earnings potential. Value investing is alive and well and its exceptionally poor relative performance in 1998 sets the stage for a very rewarding period ahead if the current environment begins to change.

1998 will undoubtedly go down in history as a year that most value investment managers would like to forget. As a manager with many years of value investing experience, we have been adamant in our commitment to our proven style. More important in the creation and preservation of wealth, however, is our belief that our value style is successful over the longer period and our past record has proven this. We believe the Fund is based on sound investment fundamentals rather than on fads and fancies and we will continue working to implement our process on your behalf.

Thank you for your investment in the Smith Barney Premium Total Return Fund. We encourage you to visit our Web site at www.smithbarney.com. In closing, we look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon               /s/ Harry J. Rosenbluth

Heath B. McLendon                   Harry J. Rosenbluth
Chairman                            Vice President and
                                    Investment Officer

January 12, 1999

--------------------------------------------------------------------------------
Top Ten Holdings*                                        As of December 31, 1998
--------------------------------------------------------------------------------

  1.  MCI WorldCom, Inc.                                                    6.4%
--------------------------------------------------------------------------------
  2.  Loews Corp.                                                           5.2
--------------------------------------------------------------------------------
  3.  Bristol-Myers Squibb Co.                                              4.6
--------------------------------------------------------------------------------
  4.  SLM Holding Corp.                                                     3.7
--------------------------------------------------------------------------------
  5.  Ace, Ltd.                                                             2.4
--------------------------------------------------------------------------------
  6.  Aetna Inc.                                                            2.3
--------------------------------------------------------------------------------
  7.  EXEL Ltd., Class A Shares                                             2.0
--------------------------------------------------------------------------------
  8.  Tele Danmark A/S, Class B Shares                                      2.0
--------------------------------------------------------------------------------
  9.  Nestle S.A., Sponsored ADR                                            1.8
--------------------------------------------------------------------------------
 10.  Morgan Stanley Dean Witter & Co.                                      1.8
--------------------------------------------------------------------------------
* As a percentage of total common stock.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                         5

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                       ---------------------
                       Beginning       End        Income     Capital Gain      Return       Total
Year Ended              of Year      of Year     Dividends   Distributions   of Capital   Returns(1)
====================================================================================================
12/31/98                $22.19        $21.38       $0.25        $1.89          $0.00         6.20%
----------------------------------------------------------------------------------------------------
12/31/97                 19.14         22.19        0.38         1.25           0.00        25.19
----------------------------------------------------------------------------------------------------
12/31/96++               17.40         19.14        0.16         0.47           0.00        13.80+
----------------------------------------------------------------------------------------------------
7/31/96                  16.33         17.40        0.37         0.91           0.00        14.76
----------------------------------------------------------------------------------------------------
7/31/95                  15.69         16.33        0.43         0.14           0.71        12.92
----------------------------------------------------------------------------------------------------
7/31/94                  15.65         15.69        0.55         0.52           0.21         8.65
----------------------------------------------------------------------------------------------------
Inception* -- 7/31/93    15.15         15.65        0.20         0.49           0.33        10.31+
====================================================================================================
  Total                                            $2.34        $5.67          $1.25
====================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                       ---------------------
                       Beginning       End        Income     Capital Gain      Return       Total
Year Ended              of Year      of Year     Dividends   Distributions   of Capital   Returns(1)
====================================================================================================
12/31/98                $22.17        $21.26       $0.23        $1.89          $0.00          5.64%
----------------------------------------------------------------------------------------------------
12/31/97                 19.14         22.17        0.29         1.25           0.00         24.55
----------------------------------------------------------------------------------------------------
12/31/96++               17.40         19.14        0.12         0.47           0.00         13.57+
----------------------------------------------------------------------------------------------------
7/31/96                  16.33         17.40        0.29         0.91           0.00         14.21
----------------------------------------------------------------------------------------------------
7/31/95                  15.69         16.33        0.34         0.14           0.72         12.36
----------------------------------------------------------------------------------------------------
7/31/94                  15.65         15.69        0.49         0.52           0.20          8.12
----------------------------------------------------------------------------------------------------
7/31/93                  15.21         15.65        0.19         0.63           0.44         11.68
----------------------------------------------------------------------------------------------------
7/31/92                  14.26         15.21        0.22         0.00           0.98         15.68
----------------------------------------------------------------------------------------------------
7/31/91                  13.30         14.26        0.24         0.00           0.96         17.53
----------------------------------------------------------------------------------------------------
7/31/90                  13.98         13.30        0.22         0.00           1.06          4.62
----------------------------------------------------------------------------------------------------
7/31/89                  12.90         13.98        0.89         0.26           0.33         21.49
====================================================================================================
  Total                                            $3.52        $6.07          $4.69
====================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                       ---------------------
                       Beginning       End        Income     Capital Gain      Return       Total
Period Ended            of Year      of Year     Dividends   Distributions   of Capital   Returns(1)
====================================================================================================
Inception* -- 12/31/98  $23.06        $21.29       $0.00        $1.82          $0.00         0.36%+
====================================================================================================


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class O Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                       ---------------------
                       Beginning       End        Income     Capital Gain      Return       Total
Year Ended              of Year      of Year     Dividends   Distributions   of Capital   Returns(1)
====================================================================================================
12/31/98                $22.18        $21.28       $0.23        $1.89          $0.00          5.69%
----------------------------------------------------------------------------------------------------
12/31/97                 19.15         22.18        0.30         1.25           0.00         24.60
----------------------------------------------------------------------------------------------------
12/31/96++               17.41         19.15        0.12         0.47           0.00         13.58+
----------------------------------------------------------------------------------------------------
7/31/96                  16.33         17.41        0.29         0.91           0.00         14.30
----------------------------------------------------------------------------------------------------
7/31/95                  15.69         16.33        0.35         0.14           0.71         12.36
----------------------------------------------------------------------------------------------------
7/31/94                  15.65         15.69        0.49         0.52           0.20          8.12
----------------------------------------------------------------------------------------------------
Inception* -- 7/31/93    15.45         15.65        0.04         0.09           0.07          2.60+
====================================================================================================
  Total                                            $1.82        $5.27          $0.98
====================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                       ---------------------
                       Beginning       End        Income     Capital Gain      Return       Total
Year Ended              of Year      of Year     Dividends   Distributions   of Capital   Returns(1)
====================================================================================================
12/31/98                $22.24        $21.49       $0.27        $1.89          $0.00          6.56%
----------------------------------------------------------------------------------------------------
12/31/97                 19.17         22.24        0.44         1.25           0.00         25.61
----------------------------------------------------------------------------------------------------
12/31/96++               17.42         19.17        0.18         0.47           0.00         13.95+
----------------------------------------------------------------------------------------------------
Inception* -- 7/31/96    17.57         17.42        0.21         0.46           0.00          2.93+
====================================================================================================
  Total                                            $1.10        $4.07          $0.00
====================================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                 Without Sales Charge(1)
                               -----------------------------------------------------------
                               Class A      Class B      Class L      Class O      Class Y
==========================================================================================
Year Ended 12/31/98              6.20%        5.64%        N/A          5.69%        6.56%
------------------------------------------------------------------------------------------
Five Years Ended 12/31/98       15.23        14.66         N/A         14.70          N/A
------------------------------------------------------------------------------------------
Ten Years Ended 12/31/98          N/A        14.37         N/A           N/A          N/A
------------------------------------------------------------------------------------------
Inception* through 12/31/98     14.89        13.60        0.36%+       14.51        16.84
==========================================================================================

                                                   With Sales Charge(2)
                               -----------------------------------------------------------
                               Class A      Class B      Class L      Class O      Class Y
==========================================================================================
Year Ended 12/31/98              0.88%        0.84%        N/A          4.73%        6.56%
------------------------------------------------------------------------------------------
Five Years Ended 12/31/98       14.05        14.54         N/A         14.70          N/A
------------------------------------------------------------------------------------------
Ten Years Ended 12/31/98          N/A        14.37         N/A           N/A          N/A
------------------------------------------------------------------------------------------
Inception* through 12/31/98     13.94        13.60       (1.55)%+      14.51        16.84
==========================================================================================

--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                         7

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                       Without Sales Charge(1)
================================================================================
Class A (Inception* through 12/31/98)                           134.96%
--------------------------------------------------------------------------------
Class B (12/31/88 through 12/31/98)                             282.89
--------------------------------------------------------------------------------
Class L (Inception* through 12/31/98)                             0.36+
--------------------------------------------------------------------------------
Class 0 (Inception* through 12/31/98)                           113.12
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/98)                            56.99
================================================================================
(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.
(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC occurs. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 ++ For the period from August 1, 1996 to December 31, 1996, which reflects a change in the fiscal year end of the Fund.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B, L, O and Y shares are November 6, 1992, September 16, 1985, June 15, 1998, June 1, 1993 and February 7, 1996,
      respectively.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class B Shares of the
Smith Barney Premium Total Return Fund vs. Standard &Poor's 500 Index+
--------------------------------------------------------------------------------
                          December 1988--December 1998

                                 [LINE GRAPH]

        Smith Barney Premium Total Return Fund        Standard & Poor's 500

 6/88                10,000                                  10,000
 6/89                11,236                                  13,163
 6/90                11,576                                  12,755
 6/91                15,136                                  16,633
 6/92                17,280                                  17,899
 6/93                19,324                                  19,698
 6/94                19,889                                  19,957
 6/95                24,232                                  27,448
 6/96                29,100                                  31,638
 6/97                35,700                                  42,192
 6/98                38,289                                  54,317

+ Hypothetical illustration of $10,000 invested in Class B shares on December 31, 1988, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 1998, compared to the Standard & Poor's 500 Index. The index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification of Common Stock*
--------------------------------------------------------------------------------

                                  [BAR CHART]
Capital Goods                                                          5.0%
Consumer Non-Durables                                                 11.9%
Consumer Services                                                     10.6%
Energy                                                                 7.6%
Healthcare                                                            14.1%
Insurance                                                             13.9%
Other                                                                  4.2%
Real Estate                                                            2.8%
Consumer Durables                                                      3.0%
Technology                                                             2.3%
Utilities                                                             14.7%
--------------------------------------------------------------------------------
* As a percentage of total common stock.

Investment Breakdown
--------------------------------------------------------------------------------
                                  [PIE CHART]
Preferred Stock                                                        2.7%
Corporate Bonds                                                        0.9%
Warrants                                                               0.2%
Cash Equivalents                                                       9.1%
Common Stock                                                          87.1%


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                         9

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1998
--------------------------------------------------------------------------------

   SHARES                      SECURITY                                VALUE
================================================================================
COMMON STOCK -- 87.1%

Banking and Financial Services -- 8.6%
     596,200  Bankers Trust Corp.                                 $  50,937,837
     100,000  Cal Fed Bancorp Inc.+                                   1,212,500
     571,600  Freddie Mac                                            36,832,475
   1,827,040  Golden State Bancorp Inc.                              30,374,540
     143,700  JSB Financial, Inc.                                     7,813,688
     970,200  Morgan Stanley Dean Witter & Co.                       68,884,200
     968,700  Republic of New York Corp.                             44,136,394
   3,042,350  SLM Holding Corp.++                                   146,032,800
--------------------------------------------------------------------------------
                                                                    386,224,434
--------------------------------------------------------------------------------
Capital Goods -- 4.4%
     659,300  Fluor Corp.++                                          28,061,456
     225,000  Ingersoll-Rand Co.++                                   10,560,938
     492,738  Lockheed Martin Corp.++                                41,759,546
   1,000,000  Louisiana-Pacific Corp.                                18,312,500
     645,700  Lubrizol Corp.                                         16,586,419
     615,000  Northrop Grumman Corp.                                 44,971,875
     291,500  Raytheon Co., Class B Shares++                         15,522,375
     507,200  W.W. Grainger, Inc.++                                  21,112,200
--------------------------------------------------------------------------------
                                                                    196,887,309
--------------------------------------------------------------------------------
Consumer Durables -- 2.6%
     104,400  Borg-Warner Automotive, Inc.                            5,826,825
     450,000  Dana Corp.                                             18,393,750
     450,000  Ford Motor Co.                                         26,409,375
     675,000  Fuji Photo Film, Unsponsored ADR                       24,721,875
     350,000  General Motors Corp.                                   25,046,875
     689,510  Volvo AB, Sponsored ADR++                              16,074,202
--------------------------------------------------------------------------------
                                                                    116,472,902
--------------------------------------------------------------------------------
Consumer Non-Durables -- 10.4%
     420,000  Alberto-Culver Co., Class A Shares                     10,605,000
     295,770  British American Tobacco PLC, Sponsored ADR++           5,175,975
   1,000,000  Fortune Brands, Inc.                                   31,625,000
     275,000  Gallaher Group PLC, Sponsored ADR                       7,476,563
   2,086,500  Loews Corp.#                                          204,998,625
     658,600  Nestle S.A., Sponsored ADR                             70,470,200
      18,260  Nestle S.A., Sponsored ADR@                             1,987,557
     766,800  Phillip Morris Cos. Inc.#                              41,023,800
     394,300  Premark International, Inc.                            13,652,637
     500,000  Universal Corp.                                        17,562,500
   1,100,800  UST Inc.                                               38,390,400
     850,000  Whitman Corp.++                                        21,568,750
--------------------------------------------------------------------------------
                                                                    464,537,007
--------------------------------------------------------------------------------
Consumer Services -- 9.2%
     617,800  Bowne & Co., Inc.                                      11,043,175
     379,300  Capstar Broadcasting Corp., Class A Shares+             8,676,488
   1,106,700  Deluxe Corp.                                           40,463,719
     849,900  Dillard's, Inc., Class A Shares++                      24,115,913
   1,643,500  Dun & Bradstreet Corp.++                               51,872,969

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

   SHARES                      SECURITY                                VALUE
================================================================================
Consumer Services -- 9.2% (continued)
   1,141,900  Federated Department Stores, Inc.+ ++                $ 49,744,019
   1,148,600  H & R Block, Inc.++                                    51,687,000
     504,500  Harcourt General, Inc.++                               26,833,094
     763,850  Hasbro, Inc.                                           27,594,081
   1,214,200  Kmart Corp.++                                          18,592,438
     619,100  Liz Claiborne, Inc.++                                  19,540,344
     268,312  Luby's Cafeterias, Inc.                                 4,142,067
     380,100  Moore Corp., Ltd.                                       4,181,100
     200,000  Payless ShoeSource, Inc.+                               9,475,000
     468,700  Pittston Brink's Group                                 14,939,813
     279,220  R.H. Donnelley Corp.                                    4,066,141
     221,500  Sbarro, Inc.                                            5,800,531
     233,100  Venator Group, Inc.++                                   1,500,581
   1,324,700  Viad Corp.                                             40,237,763
--------------------------------------------------------------------------------
                                                                    414,506,236
--------------------------------------------------------------------------------
Energy -- 6.6%
   1,300,000  Conoco Inc., Class A Shares+                           27,137,500
     600,000  Elf Aquitaine SA, Sponsored ADR                        33,975,000
     258,200  Mobil Corp.#                                           22,495,675
     377,100  PennzEnergy Co.                                         6,151,444
     377,100  Pennzoil-Quaker State Co.+                              5,585,794
     450,000  Royal Dutch Petroleum Co.                              21,543,750
     840,000  Sunoco, Inc.++                                         30,292,500
   1,344,300  Tosco Corp.++                                          34,783,763
     620,000  Total S.A., Sponsored ADR                              30,845,000
     964,448  Ultramar Diamond Shamrock Corp.                        23,387,864
     300,000  Valero Energy Corp.                                     6,375,000
   1,950,000  YPF Sociedad Anonima, Class D, Sponsored ADR++         54,478,125
--------------------------------------------------------------------------------
                                                                    297,051,415
--------------------------------------------------------------------------------
Gold Mining -- 0.1%
     650,000  Homestake Mining Co.++                                  5,971,875
--------------------------------------------------------------------------------
Healthcare -- 12.3%
     507,400  Abbott Laboratories                                    24,862,600
   1,158,100  Aetna Inc.                                             91,055,613
   2,293,800  Astra AB, Class A Shares, Sponsored ADR                47,452,988
     595,900  Beverly Enterprises, Inc.+                              4,022,325
   1,349,000  Bristol-Myers Squibb Co.                              180,513,063
     605,800  C.R. Bard, Inc.                                        29,987,100
   1,050,000  Foundation Health Systems, Inc., Class A Shares+ ++    12,534,375
     430,000  Merck & Co., Inc.                                      63,505,625
     333,000  Pharmacia & Upjohn, Inc.++                             18,856,125
   1,011,200  Schering-Plough Corp.                                  55,868,800
     250,000  Wellpoint Health Networks Inc., Class A Shares+        21,750,000
--------------------------------------------------------------------------------
                                                                    550,408,614
--------------------------------------------------------------------------------
Insurance -- 12.1%
   2,673,000  Ace, Ltd.                                              92,051,437
     295,746  Allied Zurich AG, Sponsored ADR+ ++                     8,852,270
   1,145,668  Allmerica Financial Corp.                              66,305,536

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

   SHARES                      SECURITY                                VALUE
================================================================================
Insurance -- 12.1% (continued)
   1,417,500  Allstate Corp.                                      $  54,750,938
     525,675  Aon Corp.29,109,253
     250,000  CIGNA Corp.                                            19,328,125
     619,000  Everest Reinsurance Holdings, Inc.                     24,102,313
   1,044,645  EXEL Ltd., Class A Shares                              78,348,375
     215,000  Financial Security Assurance Holdings Ltd.++           11,663,750
     201,220  Horace Mann Educators Corp.                             5,734,200
     349,200  IPC Holdings, Ltd.                                      8,097,075
     251,600  PartnerRe Ltd.                                         11,510,700
   1,137,800  St. Paul Cos., Inc.                                    39,538,550
     703,181  SunAmerica Inc.                                        57,045,559
     450,000  Terra Nova (Bermuda) Holdings Ltd., Class A Shares     11,362,500
     334,800  Transatlantic Holdings, Inc.++                         25,298,325
--------------------------------------------------------------------------------
                                                                    543,098,906
--------------------------------------------------------------------------------
Miscellaneous -- 0.6%
   1,300,000  Agrium Inc.                                            11,293,750
       2,341  Berkshire Hathaway Inc., Class B Shares+                5,502,525
     187,800  E.I. du Pont de Nemours & Co.                           9,965,137
     176,800  FBR Asset Investment Corp.@+                            2,652,000
--------------------------------------------------------------------------------
                                                                     29,413,412
--------------------------------------------------------------------------------
Real Estate -- 2.4%
   1,000,000  Anthracite Capital, Inc.                                7,812,500
     110,600  Apartment Investment & Management Co.,
                Class A Shares++                                      4,112,937
      89,200  Associated Estates Realty Corp.                         1,053,675
      92,733  Avalonbay Communities, Inc.                             3,176,105
     142,433  Camden Property Trust                                   3,703,258
     465,700  Capital Automotive REIT                                 6,927,288
     480,000  Captec Net Lease Realty, Inc.                           6,000,000
     154,800  Charles E. Smith Residential Realty, Inc.               4,972,950
     328,800  Equity Inns Inc.                                        3,164,700
      20,000  Horizon Group Properties, Inc.+                            77,500
     211,875  MeriStar Hospitality Corp.                              3,932,930
     286,300  Mid-America Apartment Communities, Inc.                 6,495,431
     400,000  Prime Retail, Inc.                                      3,925,000
     304,900  RFS Hotels Investors, Inc.                              3,735,025
     291,800  Storage Trust Realty                                    6,820,825
     160,000  Summit Properties Inc.                                  2,760,000
   1,466,200  TrizecHahn Corp.                                       30,057,100
     400,000  Walden Residential Properties, Inc.#                    9,200,000
      62,650  Wellsford Real Properties Inc.+                           618,669
--------------------------------------------------------------------------------
                                                                    108,545,893
--------------------------------------------------------------------------------
Steel Producers -- 0.3%
     350,000  Nucor Corp.++                                          15,137,500
--------------------------------------------------------------------------------
Technology -- 2.0%
     800,000  Compaq Computer Corp.++                                33,550,000
   1,616,200  First Data Corp.++                                     51,213,337
     112,400  Tektronix, Inc.                                         3,379,025
--------------------------------------------------------------------------------
                                                                     88,142,362
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

   SHARES                      SECURITY                                VALUE
================================================================================
Transportation -- 0.8%
   1,670,900  Canadian Pacific Ltd.                               $  31,538,237
      94,400  Stolt-Nielson S.A.                                        955,800
     127,400  Stolt-Nielson S.A., Class B Shares, Sponsored ADR       1,305,850
--------------------------------------------------------------------------------
                                                                     33,799,887
--------------------------------------------------------------------------------
Utilities -- 12.8%
     435,500  CMS Energy Corp.++                                     21,094,531
     450,000  Columbia Energy Group                                  25,987,500
   1,564,700  Entergy Corp.++                                        48,701,287
   1,268,557  FirstEnergy Corp.                                      41,307,387
   3,466,383  MCI WorldCom, Inc.+                                   248,712,980
     539,300  Pinnacle West Capital Corp.                            22,852,837
     572,300  Public Service Co. of New Mexico                       11,696,381
     645,000  Tele-Communications, Inc., Class A Shares+             35,676,562
      83,900  Telecomunicacoes Brasileiras S.A., Sponsored ADR+ ++    6,098,481
   1,148,950  Tele Danmark A/S, Class B Shares, Sponsored ADR++      77,984,981
     742,300  Telephone & Data Systems, Inc.++                       33,357,106
--------------------------------------------------------------------------------
                                                                    573,470,033
--------------------------------------------------------------------------------
Waste Management -- 1.9%
   1,780,935  Waste Management, Inc.                                 83,036,094
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost-- $2,827,148,472)                             3,906,703,879
================================================================================
PREFERRED STOCK -- 2.7%

Banking and Financial Services -- 0.6%
      77,700  Archstone Communities Trust, Series A, $1.75            2,078,475
      80,000  Criimi Mae Inc., Series B, 10.875%#                     1,120,000
     990,800  Local Financial Corp.@+                                 8,917,200
       4,000  Mego Mortgage, Series A                                 1,200,008
     600,000  SL Green Realty Corp., 8.000%                          13,950,000
--------------------------------------------------------------------------------
                                                                     27,265,683
--------------------------------------------------------------------------------
Insurance -- 0.3%
     143,500  Aetna Inc., Class C, 6.250%++                          10,914,968
--------------------------------------------------------------------------------
Oil - Refining-- 0.3%
   1,000,000  Tesoro Petroleum Corp., 7.250%                         13,500,000
--------------------------------------------------------------------------------
Rail - Transportation-- 0.8%
     300,000  Union Pacific Capital Trust, 6.250%                    13,762,500
     472,000  Union Pacific Capital Trust, 6.250%@                   21,653,000
--------------------------------------------------------------------------------
                                                                     35,415,500
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

   SHARES                      SECURITY                                VALUE
================================================================================
Real Estate -- 0.7%
     160,000  Crown American Realty Trust, Series A, 11.000%@     $   7,820,000
     200,000  First Washington Realty Trust Inc., Series A,
                9.750%@                                               5,937,500
     350,000  General Growth Properties Inc., 7.250%                  9,012,500
     243,000  Prime Retail, Inc., Series A, 10.500%                   5,999,062
     200,000  Walden Residential Properties Inc., Units, 9.200%#      4,350,000
--------------------------------------------------------------------------------
                                                                     33,119,062
--------------------------------------------------------------------------------
              TOTAL PREFERRED STOCK
              (Cost -- $127,950,072)                                120,215,213
================================================================================
    FACE
   AMOUNT     RATING++         SECURITY                                VALUE
================================================================================
CORPORATE BONDS -- 0.9%

Financial -- 0.2%
$  4,500,000  B2*    BankUnited Capital Trust, Series B, 10.250%
                       due 12/31/26                                   4,500,000
   4,000,000  NR     Hawthorne Financial Corp., Sr. Notes,
                       12.500% due 12/31/04                           3,855,000
   3,000,000  NR     Wilshire Financial Services Group, Inc.,
                       Notes, 13.000% due 1/1/04                        750,000
--------------------------------------------------------------------------------
                                                                      9,105,000
--------------------------------------------------------------------------------
Food Retail -- 0.1%
  11,860,000  CCC    Penn Traffic Co., Sr. Notes, 8.625% due
--------------------------------------------------------------------------------
                       12/15/03+++                                    5,337,000
--------------------------------------------------------------------------------
Gas Transmission -- 0.1%
                     Columbia Gas Systems Inc., Debentures:
    774,000   BBB+     Series A, 6.390% due 11/28/00                    790,447
    771,000   BBB+     Series B, 6.610% due 11/28/02                    804,731
    771,000   BBB+     Series C, 6.800% due 11/28/05                    824,006
    771,000   BBB+     Series D, 7.050% due 11/28/07                    824,006
    771,000   BBB+     Series E, 7.320% due 11/28/10                    840,390
    771,000   BBB+     Series F, 7.420% due 11/28/15                    809,550
    771,000   BBB+     Series G, 7.620% due 11/28/25                    832,680
--------------------------------------------------------------------------------
                                                                      5,725,810
--------------------------------------------------------------------------------
Industrial -- 0.5%
   5,635,000  BB+    Comcast Corp., Sr. Sub. Deb., 9.375% due
                       5/15/05                                        5,994,231
   4,915,000  B      Paging Network, Sr. Sub. Notes, 8.875% due
                       2/1/06                                         4,620,100
   6,000,000  BB+    Rogers CableSystems Ltd., Sr. Secured, 2nd
                       Priority Note, Series B, 10.000% due
                       3/15/05                                        6,757,500
   4,000,000  B      Shop At Home, Inc., Sr. Secured Notes,
                       11.000% due 4/1/05                             4,090,000
--------------------------------------------------------------------------------
                                                                     21,461,831
--------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS
                     (Cost-- $47,253,509)                            41,629,641
================================================================================
CONVERTIBLE BOND -- 0.0%
   2,500,000  NR     Ashanti Capital, 5.500% due 3/15/03++
                     (Cost-- $2,500,000)                              1,990,625
================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

   SHARES                      SECURITY                                VALUE
================================================================================
WARRANTS -- 0.2%
   1,827,040         Golden State Bancorp, Litigation Warrants,
                     Expire 1/1/01 (Cost-- $3,553,247)            $   8,335,870
================================================================================

    FACE
   AMOUNT                      SECURITY                                VALUE
================================================================================
REPURCHASE AGREEMENTS -- 9.1%
$230,740,000         Goldman, Sachs & Co., 4.700% due 1/4/99;
                     Proceeds at maturity -- $230,860,498;
                     (Fully collateralized by U.S. Treasury
                     Index Inflation Notes, 3.375% due 1/15/07;
                     U.S. Treasury Notes, 6.500% due 8/15/05;
                     U.S. Treasury Notes, 5.875% due 2/15/04;
                     U.S. Treasury Notes, 5.500% due 3/31/03;
                     U.S. Treasury Notes, 6.375% due 8/15/02
                     U.S. Treasury Notes, 6.125% due 12/31/01
                     U.S. Treasury Notes, 5.375% due 2/15/01;
                     U.S. Treasury Notes, 7.750% due 11/30/99;
                     U.S. Treasury Notes, 7.875% due 11/15/99;
                     U.S. Treasury Notes, 7.125% due 9/30/99;
                     U.S. Treasury Notes, 8.000% due 8/15/99;
                     U.S. Treasury Notes, 6.750% due 5/31/99;
                     U.S. Treasury Bonds, 6.375% due 8/15/27;
                     U.S. Treasury Bonds, 7.125% due 9/15/99;
                     U.S. Treasury Bonds, 9.8750% due 11/15/15;
                     Total market value -- $232,023,228)            230,740,000
 177,950,000         Warburg Dillion Read LLC, 4.700% due
                     1/4/99; Proceeds at maturity --
                     $178,042,870; (Fully collateralized by U.S.
                     Treasury Notes, 6.500% due 5/31/01; Market
                     value -- $181,469,970)                         177,950,000
--------------------------------------------------------------------------------
                     TOTAL REPURCHASE AGREEMENTS
                     (Cost-- $408,690,000)                          408,690,000
================================================================================
                     TOTAL INVESTMENTS -- 100%
                     (Cost-- $3,417,095,300**)                   $4,487,565,228
================================================================================

+     Non-income producing security.

++    A portion of this security is on loan (See Note 6).

#     Security segregrated by Custodian to cover written call options.

@ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

++ All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's") with the exception of those identified by an asterisk (*), which are rated by Moody's Investor Service, Inc. ("Moody's").

+++   Bond in default.

**    Aggregate cost for Federal income tax purposes is substantially the same.

See page 16 for a definition of bond ratings.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        15

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's-- Ratings from "AAA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA    --   Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA     --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A      --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B  --   Bonds rated "BB" and "B" are regarded, on balance, as predominantly
and CCC     speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aaa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa     --   Bonds rated "Aa" are judged to be of the high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A      --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa    --   Bonds rated "Baa" are considered to be medium grade obligations;
            that is they are neither highly protected nor poorly secured.
            Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba     --   Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby may not well safeguarded during both good and bad times over the future.
            Uncertainty of position characterizes bonds in this class.

B      --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa    --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR     --   Indicates that the bond is not rated by Standard & Poor's or
            Moody's. 1998 Annual Report to Shareholders


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost-- $3,417,095,300)                          $4,487,565,228
     Cash                                                                              702
     Collateral for securities on loan (Note 6)                                386,207,800
     Receivable for securities sold                                              1,825,274
     Receivable for Fund shares sold                                             4,004,994
     Dividends and interest receivable                                           6,756,453
------------------------------------------------------------------------------------------
     Total Assets                                                            4,886,360,451
------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities on loan (Note 6)                                   386,207,800
     Options written (Note 4)                                                  257,403,750
     Payable for securities purchased                                           17,868,582
     Payable for Fund shares purchased                                           2,967,979
     Investment advisory fees payable                                            1,948,220
     Distribution fees payable                                                     743,240
     Administration fees payable                                                   720,398
     Accrued expenses                                                            1,137,382
------------------------------------------------------------------------------------------
     Total Liabilities                                                         668,997,351
------------------------------------------------------------------------------------------
Total Net Assets                                                            $4,217,363,100
==========================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                             $      198,058
     Capital paid in excess of par value                                     3,149,221,522
     Undistributed net investment income                                         3,257,921
     Accumulated net realized gain from security transactions and options       73,920,269
     Net unrealized appreciation of investments and options                    990,765,330
------------------------------------------------------------------------------------------
Total Net Assets                                                            $4,217,363,100
==========================================================================================
Shares Outstanding:
     Class A                                                                    41,925,589
     -------------------------------------------------------------------------------------
     Class B                                                                   146,240,260
     -------------------------------------------------------------------------------------
     Class L                                                                     1,196,364
     -------------------------------------------------------------------------------------
     Class O                                                                     5,102,317
     -------------------------------------------------------------------------------------
     Class Y                                                                     3,593,024
     -------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                                 $21.38
     -------------------------------------------------------------------------------------
     Class B *                                                                      $21.26
     -------------------------------------------------------------------------------------
     Class L **                                                                     $21.29
     -------------------------------------------------------------------------------------
     Class O **                                                                     $21.28
     -------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                 $21.49
     -------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)              $22.50
     -------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)              $21.51
==========================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        17

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Interest                                                    $   34,274,819
     Dividends                                                       81,287,551
     Less: Foreign withholding tax                                   (3,124,552)
--------------------------------------------------------------------------------
     Total Investment Income                                        112,437,818
--------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                      27,434,818
     Investment advisory fees (Note 2)                               23,785,495
     Administration fees (Note 2)                                     8,649,271
     Shareholder and system servicing fees                            3,638,579
     Shareholder communications                                         802,313
     Registration fees                                                  186,884
     Custody                                                            175,944
     Insurance                                                           55,853
     Audit and legal                                                     47,322
     Trustees' fees                                                      15,799
     Other                                                                9,297
--------------------------------------------------------------------------------
     Total Expenses                                                  64,801,575
--------------------------------------------------------------------------------
Net Investment Income                                                47,636,243
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND OPTIONS (NOTES 3 AND 4):
     Realized Gain From:
        Security transactions (excluding short-term securities)     396,192,318
        Options written                                               4,557,360
--------------------------------------------------------------------------------
     Net Realized Gain                                              400,749,678
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation
     of Investments and Options:
        Beginning of year                                         1,210,594,087
        End of year                                                 990,765,330
--------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                       (219,828,757)
--------------------------------------------------------------------------------
Net Gain on Investments and Options                                 180,920,921
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                           $  228,557,164
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                               1998              1997
==========================================================================================
OPERATIONS:
     Net investment income                                $   47,636,243    $   54,219,703
     Net realized gain                                       400,749,678       246,317,401
     Increase (decrease) in net unrealized appreciation     (219,828,757)      491,156,780
------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                  228,557,164       791,693,884
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                   (44,780,880)      (53,130,328)
     Net realized gains                                     (362,146,516)     (220,180,678)
------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                       (406,927,396)     (273,311,006)
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
     Net proceeds from sale of shares                        709,931,258       836,715,233
     Net asset value of shares issued for
        reinvestment of dividends                            323,023,241       204,886,682
     Cost of shares reacquired                              (784,966,599)     (444,981,969)
------------------------------------------------------------------------------------------
     Increase in Net Assets From
        Fund Share Transactions                              247,987,900       596,619,946
------------------------------------------------------------------------------------------
Increase in Net Assets                                        69,617,668     1,115,002,824

NET ASSETS:
     Beginning of year                                     4,147,745,432     3,032,742,608
------------------------------------------------------------------------------------------
     End of year*                                         $4,217,363,100    $4,147,745,432
==========================================================================================
* Includes undistributed net investment income of:        $    3,257,921    $    2,451,865
==========================================================================================

                            See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        19

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Premium Total Return Fund ("Fund"), a separate investment fund of Smith Barney Income Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and seven other separate investment funds: Smith Barney Exchange Reserve Fund, Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund (formerly known as Smith Barney Utilities Fund) and Smith Barney Total Return Bond Fund. The financial statements and financial highlights for the other Funds are presented in separate annual reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board of Trustees. Portfolio securities that are traded primarily on a domestic or foreign exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business each day. Options are generally valued at the last sale price or, in the absence of the last price, the last offer price. Investments in U.S. government securities (other than short-term securities) are valued at the mean of the quoted bid and asked price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

In addition, the Fund may from time to time enter into options and/or futures contracts in order to hedge market risk.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Strategy Advisers Inc. ("SBSA"), a subsidiary of Mutual Management Corp. ("MMC") which, in turn, is a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Trust. The Fund pays SBSA an advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SBSA has entered into a sub-advisory agreement with Boston Partners Asset Management, L.P. ("Boston Partners"). Pursuant to the sub-advisory agreement, Boston Partners is responsible for the day-to-day portfolio operations and investment decisions for the Fund. SBSA pays Boston Partners a monthly fee calculated at an annual rate of 0.15% of the average daily net assets of the Fund. This fee is paid monthly.

MMC acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group.

On June 12, 1998, the Fund's existing Class C shares were renamed as Class O shares. In addition, June 15, 1998 is the inception date for Class L shares, which are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L and O shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 1998, SSB received brokerage commissions of $1,102,296 and sales charges of $1,688,000 and $234,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                  Class A           Class B            Class L           Class O
================================================================================
CDSCs             $2,000          $3,233,000           $19,000           $24,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively. For the year ended December 31, 1998, total Distribution Plan fees incurred were:

                                                                    Distribution
                                                                      Plan Fees
================================================================================
Class A                                                              $ 2,248,211
--------------------------------------------------------------------------------
Class B                                                               24,304,146
--------------------------------------------------------------------------------
Class L                                                                   90,652
--------------------------------------------------------------------------------
Class O                                                                  791,809
================================================================================

All officers and one Trustee of the Trust are employees of SB.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        21

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Investments

During the year ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $1,750,988,964
--------------------------------------------------------------------------------
Sales                                                              1,685,765,513
================================================================================

At December 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                   $ 1,233,168,948
Gross unrealized depreciation                                      (162,699,020)
--------------------------------------------------------------------------------
Net unrealized appreciation                                     $ 1,070,469,928
================================================================================

4. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1998, the Fund had no open purchased call or put options.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.


--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The following written call option transactions occurred during the year ended December 31, 1998:

                                                          Number of
                                                          Contracts      Premiums
==================================================================================
Options written, outstanding at December 31, 1997          21,500    $ 120,321,486
Options written during the year ended December 31, 1998    62,600      508,777,149
Options cancelled in closing purchase transactions        (53,700)    (363,226,174)
Options expired                                           (12,500)     (88,173,309)
----------------------------------------------------------------------------------
Options written, outstanding at December 31, 1998          17,900    $ 177,699,152
==================================================================================

The following table represents the written call option contracts open at December 31, 1998:

Number of                                                             Strike
Contracts                           Expiration         Price           Value
================================================================================
9,000   S&P 500 Index                6/18/99          $1,150      $(137,587,500)
8,900   S&P 500 Index                6/18/99           1,175       (119,816,250)
--------------------------------------------------------------------------------
        Total Call Options Written
        (Premiums received-- $177,699,152)                        $(257,403,750)
================================================================================

5. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        23

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At December 31, 1998, the Fund had loaned common stocks having a value of approximately $347,216,597 and holds the following collateral for loaned securities:

Security Description                                                   Value
================================================================================
Time Deposits:
   Bank Brussels Lambert, 5.500% due 1/4/99                        $ 43,996,648
   Banque Nationale De Paris, 8.000% due 1/4/99                      48,724,695
   Rabobank Nederland, 7.750% due 1/4/99                              7,406,764
   Skandinaviska Enskilda Banken, 8.000% due 1/4/99                   6,969,766
   Societe Generale, 5.125% due 1/4/99                               21,859,285
   Suntrust Bank, 4.000% due 1/4/99                                   1,679,753
--------------------------------------------------------------------------------
Repurchase Agreements:
   J.P. Morgan Securities, 5.000 due 1/4/99                           5,063,183
--------------------------------------------------------------------------------
Commercial Paper:
   Barton Capital, 5.249% due 1/19/99                                 4,443,017
   CC USA Inc., 5.548% due 1/28/99                                    6,113,392
   Corporate Receivables Corp.,5.368% due 1/22/99                     6,736,098
   Corporate Receivables Corp.,5.478% due 1/12/99                    24,871,320
   Corporate Receivables Corp., 5.421% due 1/19/99                   44,457,645
   Kredietbank NV, 5.477% due 1/19/99                                59,689,204
   Old Line Funding, 5.445% due 1/13/99                              44,284,481
   Triple A-1 Funding, 5.578% due 1/20/99                            59,912,549
--------------------------------------------------------------------------------
Total                                                              $386,207,800
================================================================================

Interest income earned by the Fund from securities loaned for the year ended December 31, 1998 was $472,011.

7. Shares of Beneficial Interest

At December 31, 1998, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class O shares.

At December 31, 1998, total paid-in capital amounted to the following for each class:

                           Class A         Class B        Class L       Class O       Class Y
===============================================================================================
Total Paid-in Capital   $700,340,211   $2,250,818,063   $26,519,069   $99,432,572   $72,309,665
===============================================================================================


--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                          Year Ended                      Year Ended
                                      December 31, 1998               December 31, 1997
                                -----------------------------   -----------------------------
                                   Shares          Amount          Shares          Amount
=============================================================================================
Class A
Shares sold                       7,733,657    $ 175,026,027      7,107,852    $ 148,102,037
Shares issued on reinvestment     3,269,724       70,506,884      2,132,100       45,150,021
Shares redeemed                  (6,634,829)    (146,985,551)    (3,453,293)     (72,491,471)
---------------------------------------------------------------------------------------------
Net Increase                      4,368,552    $  98,547,360      5,786,659    $ 120,760,587
=============================================================================================
Class B
Shares sold                      19,483,013    $ 439,642,557     29,688,917    $ 617,410,878
Shares issued on reinvestment    11,270,658      241,980,524      7,330,304      155,323,915
Shares redeemed                 (27,473,985)    (607,825,219)   (17,135,886)    (357,356,107)
---------------------------------------------------------------------------------------------
Net Increase                      3,279,686    $  73,797,862     19,883,335    $ 415,378,686
=============================================================================================
Class L+
Shares sold                       1,194,003    $  26,489,637             --               --
Shares issued on reinvestment        66,851        1,405,157             --               --
Shares redeemed                     (64,490)      (1,375,725)            --               --
---------------------------------------------------------------------------------------------
Net Increase                      1,196,364    $  26,519,069             --               --
=============================================================================================
Class O++
Shares sold                       1,752,049    $  39,958,820      2,288,586    $  47,815,009
Shares issued on reinvestment       424,817        9,130,351        206,937        4,412,593
Shares redeemed                  (1,297,704)     (28,780,104)      (498,841)     (10,416,117)
---------------------------------------------------------------------------------------------
Net Increase                        879,162    $  20,309,067      1,996,682    $  41,811,485
=============================================================================================
Class Y
Shares sold                       1,305,089    $  28,814,217      1,113,070    $  23,387,309
Shares issued on reinvestment            13              325              7              153
Shares redeemed                          --               --       (212,175)      (4,718,274)
---------------------------------------------------------------------------------------------
Net Increase                      1,305,102    $  28,814,542        900,902    $  18,669,188
=============================================================================================

+ Transactions for Class L shares are for the period from June 15, 1998 (inception date) to December 31, 1998.

++ On June 12, 1998, Class C shares were renamed Class O shares.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        25

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended December 31, except where noted:

Class A Shares                         1998(1)        1997(1)      1996(1)(2)          1996(3)        1995(4)        1994(5)
============================================================================================================================
Net Asset Value, Beginning of Year    $  22.19       $  19.14       $  17.40          $  16.33       $  15.69       $  15.65
----------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                  0.33           0.39           0.16              0.37           0.44           0.33
   Net realized and unrealized gain       1.00           4.29           2.21              1.98           1.48           0.99
----------------------------------------------------------------------------------------------------------------------------
Total Income From Operations              1.33           4.68           2.37              2.35           1.92           1.32
----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                 (0.25)         (0.38)         (0.16)            (0.37)         (0.43)         (0.55)
   Net realized gains                    (1.89)         (1.25)         (0.47)            (0.91)         (0.14)         (0.52)
   Capital                                  --             --             --                --          (0.71)         (0.21)
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                      (2.14)         (1.63)         (0.63)            (1.28)         (1.28)         (1.28)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $  21.38       $  22.19       $  19.14          $  17.40       $  16.33       $  15.69
----------------------------------------------------------------------------------------------------------------------------
Total Return                              6.20%         25.19%         13.80%++          14.76%         12.92%          8.65%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)        $896,342       $833,540       $608,203          $534,329       $471,578       $ 67,699
----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                               1.12%          1.11%          1.12%+            1.12%          1.16%          1.19%
   Net investment income                  1.48           1.89           2.05+             2.16           2.81           2.05
----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     43%            43%            30%               58%            63%            34%
============================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) For the period from August 1, 1996 to December 31, 1996, which reflects a change in the fiscal year-end of the Fund.
(3)   For the fiscal year August 1, 1995 through July 31, 1996.
(4) For the fiscal year August 1, 1994 through July 31, 1995. (5) For the fiscal year August 1, 1993 through July 31, 1994.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended December 31, except where noted:

Class B Shares                        1998(1)       1997(1)      1996(1)(2)        1996(3)       1995(4)       1994(5)
======================================================================================================================
Net Asset Value, Beginning of Year    $ 22.17       $ 19.14       $ 17.40          $ 16.33       $ 15.69       $ 15.65
----------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                 0.22          0.29          0.12             0.28          0.36          0.25
   Net realized and unrealized gain      0.99          4.28          2.21             1.99          1.48          1.00
----------------------------------------------------------------------------------------------------------------------
Total Income From Operations             1.21          4.57          2.33             2.27          1.84          1.25
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                (0.23)        (0.29)        (0.12)           (0.29)        (0.34)        (0.49)
   Net realized gains                   (1.89)        (1.25)        (0.47)           (0.91)        (0.14)        (0.52)
   Capital                                 --            --            --               --         (0.72)        (0.20)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                     (2.12)        (1.54)        (0.59)           (1.20)        (1.20)        (1.21)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $ 21.26       $ 22.17       $ 19.14          $ 17.40       $ 16.33       $ 15.69
----------------------------------------------------------------------------------------------------------------------
Total Return                             5.64%        24.55%        13.57%++         14.21%        12.36%         8.12%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)    $ 3,110       $ 3,170       $ 2,355          $ 2,021       $ 1,655       $ 1,697
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                              1.61%         1.60%         1.54%+           1.62%         1.66%         1.66%
   Net investment income                 0.99          1.39          1.63+            1.66          2.31          1.58
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    43%           43%           30%              58%           63%           34%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) For the period from August 1, 1996 to December 31, 1996, which reflects a change in the fiscal year-end of the Fund.

(3)   For the fiscal year August 1, 1995 through July 31, 1996.

(4) For the fiscal year August 1, 1994 through July 31, 1995. (5) For the fiscal year August 1, 1993 through July 31, 1994.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        27

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the period ended December 31:

Class L Shares                                                       1998(1)(2)
================================================================================
Net Asset Value, Beginning of Period                                  $ 23.06
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                                 0.06
   Net realized and unrealized loss                                     (0.01)
--------------------------------------------------------------------------------
Total Income From Operations                                             0.05
--------------------------------------------------------------------------------
Less Distributions From:
   Net realized gains                                                   (1.82)
--------------------------------------------------------------------------------
Total Distributions                                                     (1.82)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $ 21.29
--------------------------------------------------------------------------------
Total Return++                                                           0.36%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                      $25,471
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses                                                              1.82%
   Net investment income                                                 0.55
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                    43%
================================================================================

(1)   For the period from June 15, 1998 (inception date) to December 31, 1998.

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
28                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended December 31, except where noted:

Class O Shares(1)                      1998(2)      1997(2)    1996(2)(3)       1996(4)    1995(5)(6)     1994(7)d
=================================================================================================================
Net Asset Value, Beginning of Year    $  22.18     $  19.15     $  17.41       $  16.33     $  15.69     $  15.65
-----------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                  0.23         0.30         0.12           0.29         0.36         0.23
   Net realized and unrealized gain       0.99         4.28         2.21           1.99         1.48         1.02
-----------------------------------------------------------------------------------------------------------------
Total Income From Operations              1.22         4.58         2.33           2.28         1.84         1.25
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                 (0.23)       (0.30)       (0.12)         (0.29)       (0.35)       (0.49)
   Net realized gains                    (1.89)       (1.25)       (0.47)         (0.91)       (0.14)       (0.52)
   Capital                                  --           --           --             --        (0.71)       (0.20)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                      (2.12)       (1.55)       (0.59)         (1.20)       (1.20)       (1.21)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $  21.28     $  22.18     $  19.15       $  17.41     $  16.33     $  15.69
-----------------------------------------------------------------------------------------------------------------
Total Return                              5.69%       24.60%       13.58%++       14.30%       12.36%        8.12%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)        $108,576     $ 93,676     $ 42,637       $ 31,044     $ 12,937     $  1,878
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                               1.59%        1.56%        1.55%+         1.59%        1.62%        1.60%
   Net investment income                  1.02         1.41         1.61+          1.68         2.35         1.65
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     43%          43%          30%            58%          63%          34%
=================================================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class O shares.

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3) For the period from August 1, 1996 to December 31, 1996, which reflects a change in the fiscal year-end of the Fund.

(4)   For the fiscal year August 1, 1995 through July 31, 1996.

(5)   For the fiscal year August 1, 1994 through July 31, 1995.

(6) On November 7, 1994, the former Class D shares were renamed Class C shares.

(7)   For the fiscal year August 1, 1993 through July 31, 1994.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        29

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended December 31, except where noted:

Class Y Shares                         1998(1)        1997(1)      1996(1)(2)          1996(3)
=================================================================================================
Net Asset Value, Beginning of Year    $  22.24       $  19.17       $  17.42          $  17.57
-------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                  0.40           0.47           0.17              0.19
   Net realized and unrealized gain       1.01           4.29           2.23              0.33
-------------------------------------------------------------------------------------------------
Total Income From Operations              1.41           4.76           2.40              0.52
-------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                 (0.27)         (0.44)         (0.18)            (0.21)
   Net realized gains                    (1.89)         (1.25)         (0.47)            (0.46)
-------------------------------------------------------------------------------------------------
Total Distributions                      (2.16)         (1.69)         (0.65)            (0.67)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $  21.49       $  22.24       $  19.17          $  17.42
-------------------------------------------------------------------------------------------------
Total Return                              6.56%         25.61%         13.95%++           2.93%++
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)        $ 77,210       $ 50,882       $ 26,585          $ 13,192
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                               0.76%          0.76%          0.80%+            0.87%+
   Net investment income                  1.82           2.22           2.36+             2.24+
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     43%            43%            30%               58%
=================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) For the period from August 1, 1996 to December 31, 1996, which reflects a change in the fiscal year-end of the Fund.

(3)   For the period from February 7, 1996 (inception date) to July 31, 1996.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
30                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Premium Total Return Fund of Smith Barney Income Funds as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from August 1, 1996 to December 31, 1996 and for each of the years in the two-year period ended July 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 1994, were audited by other auditors whose report thereon, dated September 19, 1994, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Premium Total Return Fund of Smith Barney Income Funds as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods referred to above, in conformity with generally accepted accounting principles.


                                                               KPMG LLP

New York, New York
February 8, 1999


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        31

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1998:

      . 100.00% of the ordinary dividends paid as qualifying for the corporate dividends received deduction.

      . $348,529,355 as long-term capital gains dividends paid.


--------------------------------------------------------------------------------
32                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On February 6, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

      1.    To elect Trustees of the Trust which includes all Funds; and

      2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                          Shares Voted      Percentage      Shares Voted     Percentage
Name of Trustee                For         Shares Voted        Against      Shares Voted
========================================================================================
Lee Abraham              470,650,429.393      97.232%      13,397,258.703      2.768%
Alan J. Bloostein        470,662,468.281      97.235       13,385,219.815      2.765
Richard E. Hanson, Jr.   470,785,649.601      97.260       13,262,038.495      2.740
Heath B. McLendon        470,800,123.228      97.263       13,247,564.868      2.737
========================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental investment policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by the shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Trustees).

================================================================================
M     Diversification                                                   Approved
--------------------------------------------------------------------------------
M     Industry Concentration                                            Approved
--------------------------------------------------------------------------------
M     Borrowing                                                         Approved
--------------------------------------------------------------------------------
E     Pledging Assets                                                   Approved
--------------------------------------------------------------------------------
M     Lending by the Fund                                               Approved
--------------------------------------------------------------------------------
R     Margin and Short Sales                                            Approved
--------------------------------------------------------------------------------
M     Real Estate                                                       Approved
--------------------------------------------------------------------------------
R     Securities of other Investment Companies                          Approved
--------------------------------------------------------------------------------
R     Investments in Oil, Gas, Land and Mineral Exploration             Approved
--------------------------------------------------------------------------------
R     Puts and Calls                                                    Approved
================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.

                Percentage                 Percentage                 Percentage
 Shares Voted    of Shares  Shares Voted    of Shares     Shares       of Shares
      For          Voted       Against        Voted     Abstaining     Abstained
================================================================================
88,627,499.135    90.837%   1,576,331.031    1.616%    7,364,001.686    7.547%
================================================================================


--------------------------------------------------------------------------------
Smith Barney Premium Total Return Fund                                        33

Smith Barney
Premium Total
Return Fund


Trustees

Lee Abraham
Allan J. Bloostein
Richard E. Hanson, Jr.
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Harry J. Rosenbluth
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser

Smith Barney Strategy Advisers Inc.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of shareholders of Smith Barney Income Funds -- Smith Barney Premium Total Return Fund. It is not authorized for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SalomonSmithBarney
---------------------------------
     A member of citigroup [LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney Premium
Total Return Fund

Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013


www.smithbarney.com

FD0420 2/99